UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 7, 2020

(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor

31 Victoria Street

  Hamilton HM 10 HM 10

Bermuda

(Address of principal executive offices, including Zip Code)

(441) 296-6395

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Term Credit Agreement

On December 7, 2020, Marvell Technology Group Ltd. (“Marvell”) entered into a credit agreement by and among Marvell, Maui HoldCo, Inc., a Delaware corporation (“HoldCo”), the guarantors party thereto, the Lenders party thereto (each, a “Term Lender”) and JPMorgan Chase Bank, N.A., as the administrative agent (the “Term Credit Agreement”). The Term Credit Agreement provides for borrowings of up to $1.750 billion in the form of term loans (“Term Loans”), $875.0 million of which will mature on the third anniversary of the funding date thereof (the “3-Year Tranche Loans”) and $875.0 million of which will mature on the fifth anniversary of the funding date thereof (the “5-Year Tranche Loans”). The availability and funding of the Term Loans is subject to satisfaction of customary conditions and the closing of Marvell’s previously announced acquisition of Inphi Corporation (“Inphi”) through a merger of Inphi with and into Indigo Acquisition Corp., a wholly owned subsidiary of HoldCo (the “Inphi Acquisition”). The Term Loans are anticipated to be fully funded on the date of the consummation of the Inphi Acquisition and, upon the reorganization to occur on such date with Marvell becoming a wholly-owned subsidiary of HoldCo (the “Holdco Reorganization”), HoldCo will be the borrower of the Term Loans. As used herein and in the Term Credit Agreement, Marvell is initially the “Company” and on and after the date of the Holdco Reorganization, HoldCo is the “Company”. The proceeds of the Term Loans may be used to finance a portion of the cash consideration for the Inphi Acquisition, refinance certain of Inphi’s debt and pay fees and expenses related to the Inphi Acquisition and incurrence of any related indebtedness.

Amounts borrowed under the Term Credit Agreement bear interest, at the Company’s election, at an “alternative base rate” plus an applicable margin or at a reserve-adjusted LIBOR plus an applicable margin. In the case of alternate base rate loans, amounts borrowed bear interest at a per annum rate equal to the higher of (i) the prime rate set by administrative agent, (ii) 0.5% above the NYFRB Rate, and (iii) reserve-adjusted LIBOR for a deposit in dollars with a maturity of one month plus 1.00%, plus a margin based on ratings of S&P, Moody’s and Fitch of Marvell’s senior unsecured long-term indebtedness (or (x) prior to the assignment of such ratings by any rating agency for HoldCo, Marvell and (y) thereafter, HoldCo or, in the absence of any such rating, the Company’s “corporate rating” by such rating agency), which at current ratings such margin initially equals 0.25% in the case of 3-Year Tranche Loans and 0.375% in the case of 5-Year Tranche Loans. In the case of Eurodollar loans, amounts borrowed bear interest at a per annum rate equal to reserve-adjusted LIBOR for the applicable interest period plus a margin based on ratings as set forth above, which at current ratings such margin initially equals 1.25% in the case of 3-Year Tranche Loans and 1.375% in the case of 5-Year Tranche Loans.

The Company may prepay any borrowing at any time without premium or penalty. No amortization payments are required to be made with respect to the 3-Year Tranche Loans. Quarterly amortization payments are required to be made by the Company with respect to the 5-Year Tranche Loans in an amount equal to (i) 5.0% per annum of the aggregate principal amount of the 5-Year Tranche Loans for the first four full fiscal quarters following the funding date, (ii) 10.0% per annum of the aggregate principal amount of the 5-Year Tranche Loans for the fifth through the twelfth full fiscal quarters following the funding date, and (iii) 15.0% per annum of the aggregate principal amount of the 5-Year Tranche Loans for each fiscal quarter thereafter.

The Company must pay each Term Lender a ticking fee on the daily amount of the commitment for Term Loans of such Term Lender during the period commencing on January 27, 2021 and ending on the earlier of the date on which the Term Loans are funded or such commitment terminates, which accrues on a margin based on ratings as set forth above, which margin ranges from 0.125% to 0.350% in the case of 3-Year Tranche Loans and 0.150% to 0.400% in the case of 5-Year Tranche Loans.

Upon the Holdco Reorganization and the funding of the Term Loans, Marvell will guarantee the obligations of the Company under the Term Credit Agreement so long as Marvell remains obligated in respect of other indebtedness in an aggregate principal amount in excess of $100.0 million. Additionally, from and after the date of the consummation of the Inphi Acquisition, Inphi will be required to guarantee the obligations of the Company under the Term Credit Agreement so long as Inphi remains obligated in respect of other indebtedness in an aggregate principal amount in excess of $100.0 million; provided that the existing convertible notes of Inphi shall not be deemed to be outstanding for such purpose until the date that is 90 days following the date of the consummation of the Inphi Acquisition.

The Term Credit Agreement requires that the Company and its subsidiaries, subject to certain exceptions, comply with covenants relating to customary matters, including with respect to creating or permitting certain liens, entering into sale and leaseback transactions, and consolidating, merging, liquidating or dissolving. It also prohibits subsidiaries of the Company from incurring additional indebtedness, subject to certain exceptions, and requires that the Company, commencing with the first fiscal quarter ending after the funding date of the Term Loans, maintain a leverage ratio as of the end of each fiscal quarter of no greater than 4.75 to 1.00, with such maximum leverage ratio level periodically stepping down as set forth in the Term Credit Agreement.

Amounts outstanding under the Term Credit Agreement may become immediately due and payable upon the occurrence of specified events, including, among other things: failure to pay any obligations under the Term Credit Agreement that have become due; breach of certain covenants; any event or condition that results in any indebtedness or obligation with respect to hedging agreements in an aggregate outstanding principal amount of $100.0 million or more becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity; filings or proceedings in bankruptcy; the Company or any material subsidiary becoming unable or admitting in writing its inability or failure generally to pay its debts as they become due; one or more final judgments in an aggregate amount in excess of $100.0 million (other than any judgment covered by insurance (other than a self-insurance program)) is rendered against the Company, any material subsidiary or any combination thereof and remains unsatisfied; certain ERISA events; and a change in control.

Certain Term Lenders under the Term Credit Agreement and/or their respective affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for Marvell and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

A copy of the Term Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Term Credit Agreement is qualified in its entirety by reference to the full text of the Term Credit Agreement.

Revolving Credit Agreement

On December 7, 2020, Marvell entered into a revolving credit agreement by and among Marvell, HoldCo, the guarantors party thereto, the Lenders party thereto (each, a “Revolving Lender”) and Bank of America, N.A., as the administrative agent (the “Revolving Credit Agreement”). The Revolving Credit Agreement provides for borrowings of up to $750.0 million in the form of revolving loans (“Revolving Loans”). As used herein and in the Term Credit Agreement, Marvell is initially the “Company” and on and after the date of the Holdco Reorganization, HoldCo is the “Company”. The proceeds of the Revolving Loans will be available to be used for general corporate purposes of the Company and its subsidiaries. The Revolving Credit Agreement replaces Marvell’s existing $500.0 million revolving credit facility.

Amounts borrowed under the Revolving Credit Agreement bear interest, at the Company’s election, at an “alternative base rate” plus an applicable margin or at a reserve-adjusted LIBOR plus an applicable margin. In the case of alternate base rate loans, amounts borrowed bear interest at a per annum rate equal to the “alternate base rate,” which is the higher of (i) the prime rate set by the administrative agent, (ii) 0.5% above the Federal Funds Effective Rate, and (iii) reserve-adjusted LIBOR for a deposit in dollars with a maturity of one month plus 1.00%, plus a margin based on ratings of S&P, Moody’s and Fitch of Marvell’s senior unsecured long-term indebtedness (or (x) prior to the assignment of such ratings by any rating agency for HoldCo, Marvell and (y) thereafter, HoldCo or, in the absence of any such rating, the Company’s “corporate rating” by such rating agency), which margin initially equals 0.50%. In the case of Eurodollar loans, amounts borrowed bear interest at a per annum rate equal to reserve-adjusted LIBOR for the applicable interest period plus a margin based on ratings as set forth above, which margin initially equals 1.50%.

The amounts borrowed under the Revolving Loans must be paid in full on the fifth anniversary of the date of execution of the Revolving Credit Agreement (the “Effective Date”).

The Company may prepay any borrowing at any time without premium or penalty. The Company must pay each Revolving Lender a commitment fee, which accrues based on ratings as set forth above, and initially accrues at 0.175% per annum, on the daily unused amount of the commitment for Revolving Loans of such Revolving Lender during the period from and including the Effective Date to but excluding the date on which such commitment terminates.

Upon the Holdco Reorganization, Marvell will guarantee the obligations of the Company under the Revolving Credit Agreement so long as Marvell remains obligated in respect of other indebtedness in an aggregate principal amount in excess of $100.0 million. Additionally, from and after the date of the consummation of the Inphi Acquisition, Inphi will be required to guarantee the obligations of the Company under the Revolving Credit Agreement so long as Inphi remains obligated in respect of other indebtedness in an aggregate principal amount in excess of $100.0 million; provided that the existing convertible notes of Inphi shall not be deemed to be outstanding for such purpose until the date that is 90 days following the date of the consummation of the Inphi Acquisition.

The Revolving Credit Agreement requires that the Company and its subsidiaries, subject to certain exceptions, comply with covenants relating to customary matters, including with respect to creating or permitting certain liens, entering into sale and leaseback transactions, and consolidating, merging, liquidating or dissolving. It also prohibits subsidiaries of the Company from incurring additional indebtedness, subject to certain exceptions, and requires that the Company maintain a leverage ratio as of the end of each fiscal quarter of (i) initially no greater than 3.00 to 1.00, and (ii) after the date of the consummation of the Inphi Acquisition, no greater that 4.75 to 1.00, with such maximum leverage ratio level periodically stepping down as set forth in the Revolving Credit Agreement.

Amounts outstanding under the Revolving Credit Agreement may become immediately due and payable upon the occurrence of specified events, including, among other things: failure to pay any obligations under the Revolving Credit Agreement that have become due; breach of certain covenants; any event or condition that results in any indebtedness or obligation with respect to hedging agreements in an aggregate outstanding principal amount of $100.0 million or more becoming due or being terminated or required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity; filings or proceedings in bankruptcy; the Company or any material subsidiary becoming unable or admitting in writing its inability or failure generally to pay its debts as they become due; one or more final judgments in an aggregate amount in excess of $100.0 million (other than any judgment covered by insurance (other than a self-insurance program)) is rendered against the Company, any material subsidiary or any combination thereof and remains unsatisfied; certain ERISA events; and a change in control.

Certain Revolving Lenders under the Revolving Credit Agreement and/or their respective affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for Marvell and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

A copy of the Revolving Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the full text of the Revolving Credit Agreement.

Amendment to Existing Credit Agreement

On December 7, 2020, Marvell entered into an Amendment No. 1 to Credit Agreement by and among Marvell, the Lenders party thereto, Bank of America, N.A., as the revolving facility agent, and Goldman Sachs Bank USA, as the general administrative agent and the term facility agent (the “Amendment”). The Amendment amends the Credit Agreement, dated as of June 13, 2018, by and among Marvell, the Lenders party thereto, Bank of America, N.A., as the revolving facility agent, and Goldman Sachs Bank USA, as the general administrative agent and the term facility agent (as previously disclosed by Marvell on its Current Report on Form 8-K dated June 13, 2018, filed with the Securities and Exchange Commission (“SEC”) on June 13, 2018) (the “Existing Credit Agreement”). The Amendment amends and modifies the Existing Credit Agreement to, among other things, expressly permit and provide for the Inphi Acquisition and to make other changes to conform certain covenants with the Term Credit Agreement and the Revolving Credit Agreement, including with respect to the maximum leverage ratio financial covenant.

Certain lenders under the Amendment and/or their respective affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for Marvell and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

A copy of the Amendment is attached hereto as Exhibit 10.3 and incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 1.02	Termination of a Material Definitive Agreement.

On December 7, 2020, concurrently with the effectiveness of the Revolving Credit Agreement, the commitments in respect of the $500.0 million revolving credit facility under the Existing Credit Agreement were terminated in their entirety and such revolving credit facility was replaced by the commitments under the Revolving Credit Agreement as described in Item 1.01 above. The term loans under the Existing Credit Agreement remain in effect.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Additional Information and Where to Find It

This communication relates to a proposed transaction between Marvell and Inphi. In connection with the proposed transaction, Marvell and Inphi will cause HoldCo to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a joint proxy statement of Marvell and Inphi and a prospectus of HoldCo referred to as a joint proxy statement/prospectus. A joint proxy statement/prospectus will be sent to all Inphi stockholders and all Marvell shareholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF INPHI AND INVESTORS AND SECURITY HOLDERS OF MARVELL ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Marvell shareholders and Inphi stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by Marvell, Inphi or HoldCo through the website maintained by the SEC at www.sec.gov. The documents filed by Marvell with the SEC also may be obtained free of charge at Marvell’s website at www.marvell.com or upon written request to Marvell Technology Group Ltd. at 5488 Marvell Lane, Santa Clara, CA 95054. The documents filed by Inphi with the SEC also may be obtained free of charge at Inphi’s website at www.inphi.com or upon written request to Inphi Corporation at 110 Rio Robles, San Jose, California 95134.

Participants in the Solicitation

Marvell and Inphi and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Inphi’s stockholders and from Marvell’s shareholders in connection with the proposed transaction. Information about Inphi’s directors and executive officers and their ownership of Inphi’s common stock is set forth in Inphi’s proxy statement for its 2020 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 21, 2020. Information about Marvell’s directors and executive officers is set forth in Marvell’s proxy statement for its 2020 Annual General Meeting of Shareholders on Schedule 14A filed with the SEC on May 28, 2020 and in Marvell’s Current Report on Form 8-K filed with the SEC on July 30, 2020. To the extent that holdings of Inphi’s or Marvell’s securities have changed since the amounts printed in Inphi’s or Marvell’s proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Marvell, Inphi and HoldCo, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or HoldCo’s ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; (iii) the ability of the parties to obtain or consummate financing or refinancing related to the transactions upon acceptable terms or at all; (iv) potential litigation relating to the proposed transaction that could be instituted against Marvell, HoldCo or Inphi or their respective directors; (v) the risk that disruptions from the proposed transaction will harm Marvell or Inphi’s business, including current plans and operations; (vi) the ability of Marvell or Inphi to retain and hire key personnel; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (viii) risks relating to the value of the HoldCo shares to be issued in the transaction; (ix) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; (xi) legislative, regulatory and economic developments affecting Marvell or Inphi’s businesses; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which Marvell, HoldCo and Inphi operate; (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; (xv) restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; (xvi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; (xvii) failure to receive the approval of the securityholders of Marvell and/or Inphi; and (xviii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Inphi described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Inphi assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Marvell nor Inphi gives any assurance that either Marvell or Inphi will achieve its expectations.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Credit Agreement, dated as of December 7, 2020, among Marvell Technology Group Ltd., Maui HoldCo, Inc., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent.

10.2*	Revolving Credit Agreement, dated as of December 7, 2020, among Marvell Technology Group Ltd., Maui HoldCo, Inc., the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as the Administrative Agent.

10.3	Amendment No. 1 to Credit Agreement, dated as of December 7, 2020, among Marvell Technology Group Ltd., the Lenders party thereto, Bank of America, N.A., as the Revolving Facility Agent, and Goldman Sachs Bank USA, as the General Administrative Agent and the Term Facility Agent.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: December 8, 2020	By:	/s/ JEAN HU
Jean Hu Chief Financial Officer